                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


     As independent public accountants, we hereby consent to the use of our reports included in this Form S-1 of InterCoast Energy Company and to all references to our Firm included in this Form S-1 Registration Statement.




                                       ARTHUR ANDERSEN LLP



Tulsa, Oklahoma
May 24, 1996